Exhibit 18(b)




  SCHEDULE I DATED JULY 16, 1998 TO MULTIPLE CLASS OF SHARES PLAN FOR FIDELITY
                       ADVISOR FUNDS DATED MARCH 19, 1998
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             TRUST/FUND/CLASS                     SALES CHARGE          DISTRIBUTION FEE (AS A           SHAREHOLDER
                                                                       PERCENTAGE OF AVERAGE NET         SERVICE FEE
                                                                                ASSETS)              (AS A PERCENTAGE OF
                                                                                                     AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series VIII
Overseas Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series I
Equity Growth Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series VII
Natural Resources Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series I
Growth Opportunities Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series III
Equity Income Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series II
Balanced Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------


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-----------------------------------------------------------------------------------------------------------------------------
             TRUST/FUND/CLASS                     SALES CHARGE          DISTRIBUTION FEE (AS A           SHAREHOLDER
                                                                       PERCENTAGE OF AVERAGE NET         SERVICE FEE
                                                                                ASSETS)              (AS A PERCENTAGE OF
                                                                                                     AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series I
Large Cap Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series I
Mid Cap Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series I
Small Cap Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series I
Strategic Opportunities Fund:
         Initial Class                     front-end                           none                        none
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series VII
Consumer Industries Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series VII
Cyclical Industries Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series VII
Financial Services Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

                                       2
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-----------------------------------------------------------------------------------------------------------------------------
             TRUST/FUND/CLASS                     SALES CHARGE          DISTRIBUTION FEE (AS A           SHAREHOLDER
                                                                       PERCENTAGE OF AVERAGE NET         SERVICE FEE
                                                                                ASSETS)              (AS A PERCENTAGE OF
                                                                                                     AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------------
Advisor Series VII
Health Care Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series VII
Technology Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series VII
Utilities Growth Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series I
TechnoQuant Growth Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
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Advisor Series I
Growth & Income Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series VIII
International Capital Appreciation Fund:
         Class A*                          front-end                           0.25                        none
         Class T*                          front-end                           0.50                        none
         Class B                           contingent deferred                 0.75                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series IV
Intermediate Bond Fund:
         Class A*                          front-end                           0.15                        none
         Class T*                          front-end                           0.25                        none
         Class B                           contingent deferred                 0.65                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

                                       10
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             TRUST/FUND/CLASS                     SALES CHARGE          DISTRIBUTION FEE (AS A           SHAREHOLDER
                                                                       PERCENTAGE OF AVERAGE NET         SERVICE FEE
                                                                                ASSETS)              (AS A PERCENTAGE OF
                                                                                                     AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------------
Advisor Series VI
Intermediate Municipal Income Fund:
         Class A*                          front-end                           0.15                        none
         Class T*                          front-end                           0.25                        none
         Class B                           contingent deferred                 0.65                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series II
Short Fixed-Income Fund:
         Class A*                          front-end                           0.15                        none
         Class T*                          front-end                           0.15                        none
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series VIII
Emerging Markets Income Fund:
         Class A*                          front-end                           0.15                        none
         Class T*                          front-end                           0.25                        none
         Class B                           contingent deferred                 0.65                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series II
High Yield Fund:
         Class A*                          front-end                           0.15                        none
         Class T*                          front-end                           0.25                        none
         Class B                           contingent deferred                 0.65                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series II
Strategic Income Fund:
         Class A*                          front-end                           0.15                        none
         Class T*                          front-end                           0.25                        none
         Class B                           contingent deferred                 0.65                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series II
Government Investment Fund:
         Class A*                          front-end                           0.15                        none
         Class T*                          front-end                           0.25                        none
         Class B                           contingent deferred                 0.65                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------

Advisor Series V
Municipal Income Fund:
         Class A*                          front-end                           0.15                        none
         Class T*                          front-end                           0.25                        none
         Class B                           contingent deferred                 0.65                        0.25
         Class C                           contingent deferred                 0.75                        0.25
         Institutional Class               none                                none                        none
-----------------------------------------------------------------------------------------------------------------------------


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                                       4
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*        A  contingent  deferred  sales  charge of 0.25% is  accessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid.

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